                                                                  EXHIBIT 10.28

                        TOTAL RENAL CARE HOLDINGS, INC.

                               SECOND AMENDMENT
                            TO TERM LOAN AGREEMENT

  This SECOND AMENDMENT TO TERM LOAN AGREEMENT (this "AMENDMENT") is dated as of January 13, 1998, and entered into by and among TOTAL RENAL CARE HOLDINGS, INC., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof and their respective successors and assigns (the "Lenders", each a "Lender"), DLJ CAPITAL FUNDING, INC., as Syndication Agent (the "Syndication Agent"), THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and, for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Term Loan Agreement dated as of October 24, 1997, as amended by that certain First Amendment to Term Loan Agreement dated as of December 1, 1997 (said agreement, as so amended, being the "TERM LOAN AGREEMENT"), by and among Borrower, Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Term Loan Agreement.

                                   RECITALS

  WHEREAS, Borrower and Lenders desire to amend the Term Loan Agreement in order to (i) revise the definition of "Subordinated Indebtedness" contained therein, (ii) revise certain negative covenants regarding amendments to Subordinated Indebtedness and (iii) make certain other changes as set forth herein.

  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

  SECTION 1. AMENDMENTS TO THE TERM LOAN AGREEMENT

  1.1 Amendments to Section 1: Provisions Relating to Defined Terms

  A. Subsection 1.1 of the Term Loan Agreement is hereby amended by the definition of "Subordinated Indebtedness" therefrom in its entirety and substituting the following therefor:

    "Subordinated Indebtedness": any unsecured Indebtedness of the Borrower subordinated in right of payment to the payment in full of the Obligations of the Borrower and other senior obligations of the Borrower; provided that
  (i) the negative covenants in such Indebtedness are less restrictive than the negative covenants in this Agreement as in effect at the time such Indebtedness is incurred, (ii) the affirmative covenants in such Indebtedness are no more restrictive than the affirmative covenants in this Agreement as in effect at the time such Indebtedness is incurred, (iii) the events of default in such Indebtedness relating to insolvency and nonpayment of amounts owed thereunder are no more restrictive than the corresponding defaults in this Agreement as in effect at the time such Indebtedness is incurred, and the other events of default in such Indebtedness are less restrictive than the corresponding defaults in this Agreement as in effect at the time such Indebtedness is incurred, (iv) such Indebtedness does not cross-default to other Indebtedness (but may cross-accelerate to other Indebtedness of Borrower or any Subsidiary Guarantor that has guarantied such Indebtedness), (v) the subordination provisions in such Indebtedness are on market terms for subordinated debt instruments prevailing at or around the time such Indebtedness is incurred and (vi) such Indebtedness provides for no scheduled payment or mandatory prepayments of principal before March 30, 2008, other than (x) redemptions made at the option of the holders of such Indebtedness upon a change in control of the Borrower in circumstances where the holders of the Term Loans would have rights to prepayment under Section 2.4(c), provided that any such redemptions are made not fewer than 30 days after such change in control and (y) mandatory prepayments required as a result of asset dispositions if such

  Indebtedness allows the Borrower to satisfy such mandatory prepayment requirement by prepayment of senior obligations of the Borrower or reinvestment of the asset disposition proceeds within a specified period of time.

  1.2 Amendments to Section 8: Negative Covenants

  A. Section 8.1(b) of the Term Loan Agreement is hereby amended by (i) deleting the "and" at the end of clause (xii) thereof, (ii) relabeling clause
(xiii) thereof as clause (xiv) and (iii) adding a new clause (xiii) thereto as follows:

    "(xiii) Guaranties by any Guarantor of Borrower's obligations under any Subordinated Indebtedness permitted hereunder, provided that (a) all Obligations of Borrower are guarantied by such Guarantor under the Subsidiary Guaranty, (b) each such Guaranty is subordinated to at least the same extent as the Subordinated Indebtedness guarantied thereby is subordinated to the Obligations of Borrower, (c) each such Guaranty contains a limitation as to maximum amount guarantied thereby similar to that set forth in subsection 2.2(a) of the Subsidiary Guaranty, provided that in no event shall the liability of the Guarantor under such Guaranty exceed the maximum amount permissible under applicable fraudulent conveyance or similar law, and (d) each such Guaranty is otherwise on market terms for guaranties of subordinated debt instruments prevailing at or around the time such Guaranties are entered into; and".

  B. Section 8.5 of the Term Loan Agreement is hereby amended by (i) deleting the "and" at the end of clause (k) thereof, (ii) relabeling clause (l) thereof as clause (m) and (iii) adding a new clause (l) thereto as follows:

    "(l) Contingent Obligations to the extent permitted by Section 8.1(b);
  and".

  C. Section 8.15 of the Term Loan Agreement is hereby amended by adding a new subsection (d) thereto as follows:

    "(d) The Borrower will not, and will not permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to change (to any date before March 30, 2008) any dates upon which payments of principal are due thereon, change the redemption, prepayment or defeasance provisions thereof (unless the redemption or prepayment provisions as so changed would be permitted under clause (vi) of the definition of "Subordinated Indebtedness"), change the subordination provisions thereof (or of any guaranty thereof), or grant any Lien to secure payment thereof, or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to the Borrower or Lenders."

  SECTION 2. CONDITIONS TO EFFECTIVENESS

  Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

    A. All fees and expenses incurred by Syndication Agent and its counsel, O'Melveny & Myers LLP, in connection with the preparation, negotiation and closing of this Amendment shall have been paid by Borrower.

    B. All fees and expenses incurred by Administrative Agent and its counsel, Emmet, Marvin & Martin, LLP, in connection with the preparation, negotiation and closing of this Amendment shall have been paid by Borrower.

  SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

  In order to induce Lenders to enter into this Amendment and to amend the Term Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

  A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Term Loan Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of each Credit Party. The performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Credit Party.

  C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment, and the performance by each Credit Party of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of Borrower or any of its Subsidiaries.

  D. GOVERNMENTAL CONSENTS. The execution and delivery by each Credit Party of this Amendment, and the performance by each Credit Party of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Credit Party and are the legally valid and binding obligations of each Credit Party, enforceable against each Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM TERM LOAN
AGREEMENT. The representations and warranties contained in Section 4 of the Term Loan Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default.

  SECTION 4. ACKNOWLEDGEMENT AND CONSENT

  Borrower is a party to the Borrower Pledge Agreement pursuant to which Borrower has pledged certain Collateral to Administrative Agent to secure the Obligations. TRC is a party to the Subsidiary Guaranty and the Subsidiary Pledge Agreement pursuant to which TRC has (i) guarantied the Obligations and
(ii) pledged certain Collateral to Administrative Agent to secure the Obligations and to secure the obligations of TRC under the Subsidiary Guaranty. TRC West, Inc. is a party to the Subsidiary Guaranty pursuant to which TRC West, Inc. has guarantied the Obligations. Total Renal Care Acquisition Corp. is a party to the Subsidiary Guaranty pursuant to which Total Renal Care Acquisition Corp. has guarantied the Obligations. Borrower, TRC, TRC West, Inc. and Total Renal Care Acquisition Corp. are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Borrower Pledge Agreement, the Subsidiary Pledge Agreement and the Subsidiary Guaranty are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Term Loan Agreement and this Amendment and consents to the amendment of the Term Loan Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" and "Secured Obligations," as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

  Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Term Loan Agreement or any other Loan Document to consent to the amendments to the Term Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Term Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Term Loan Agreement.

  SECTION 5. MISCELLANEOUS

  A. REFERENCE TO AND EFFECT ON THE TERM LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

    (i) On and after the Second Amendment Effective Date, each reference in the Term Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Term Loan Agreement, and each reference in the other Loan Documents to the "Term Loan Agreement", "thereunder", "thereof" or words of like import referring to the Term Loan Agreement shall mean and be a reference to the Amended Agreement.

    (ii) Except as specifically amended by this Amendment, the Term Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

    (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Term Loan Agreement or any of the other Loan Documents.

  B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 11.5 of the Term Loan Agreement incurred by Administrative Agent, Syndication Agent, Co-Arrangers, Special Counsel, and Emmet, Marvin and Martin, LLP with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

  E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, Required Lenders, Administrative Agent, and each of the Credit Support Parties and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                                 TOTAL RENAL CARE HOLDINGS, INC.

                                          By: _________________________________
                                          Title: V/P Finance & CFO

CREDIT SUPPORT PARTIES:                   TOTAL RENAL CARE, INC., (for
                                           purposes of
                                           Section 4 only) as a Credit Support
                                            Party

                                          By: _________________________________
                                          Title: V/P Finance & CFO

                                          TRC WEST, INC., (for purposes of
                                           Section 4 only) as a Credit Support
                                           Party

                                          By: _________________________________
                                          Title: President

                                          TOTAL RENAL CARE ACQUISITION CORP.,
                                           (for purposes of Section 4 only) as
                                           a Credit Support Party

                                          By: _________________________________
                                          Title: V/P Finance & CFO

AGENTS:                                   THE BANK OF NEW YORK, Individually
                                           and as
                                           Administrative Agent

                                          By: _________________________________
                                          Title: Vice President

                                          DLJ CAPITAL FUNDING, INC.,
                                           Individually and as Syndication
                                           Agent

                                          By: _________________________________
                                          Title: ______________________________

LENDERS:
                                          BDC FINANCE, LLC

                                          By: _________________________________
                                          Title: ______________________________

                                          CITIBANK, N.A.

                                          By: _________________________________
                                          Title: ______________________________

                                          CONTINENTAL ASSURANCE COMPANY
                                           Separate Account (E)

                                          By: TCW Asset Management Company, as
                                             Attorney-In-Fact, as Assignee

                                          By: _________________________________
                                          Title: ______________________________

                                          By: _________________________________
                                          Title: ______________________________

                                          DEBT STRATEGIES FUND, INC.

                                          By: _________________________________
                                          Title: ______________________________

                                          DEEPROCK & COMPANY

                                          By: Eaton Vance Management as
                                             Investment Advisor

                                          By: _________________________________
                                          Title: Vice President

                                          FRANKLIN FLOATING RATE TRUST

                                          By: _________________________________
                                          Title: ______________________________

                                          KZH HOLDING CORPORATION III

                                          By: _________________________________
                                          Title: Authorized Agent

                                          KZH--CRESCENT CORPORATION

                                          By: _________________________________
                                          Title: Authorized Agent

                                          KZH--SOLEIL CORPORATION

                                          By: _________________________________
                                          Title: Authorized Agent

                                          LEHMAN COMMERCIAL PAPER INC.

                                          By: _________________________________
                                          Title: ______________________________

                                          MERRILL LYNCH SENIOR FLOATING RATE
                                           FUND, INC.

                                          By: _________________________________
                                          Title: ______________________________

                                          MORGAN STANLEY SENIOR FUNDING, INC.

                                          By: _________________________________
                                          Title: Vice President

                                          OCTAGON CREDIT INVESTORS LOAN
                                           PORTFOLIO (a unit of The Chase
                                           Manhattan Bank)

                                          By: _________________________________
                                          Title: Managing Director

                                          ORIX USA CORP.

                                          By: _________________________________
                                          Title: Executive Vice President

                                          PARIBAS CAPITAL FUNDING LLC

                                          By: _________________________________
                                          Title: Director

                                          PILGRIM AMERICA PRIME RATE TRUST

                                          By: _________________________________
                                          Title: ______________________________

                                          PIMCO HIGH YIELD FUND (Acct 705)

                                          By: Pacific Investment Management
                                              Company, as its Investment
                                              Advisor acting through Investors
                                              Fiduciary Trust Company in the
                                              Nominee Name of IFTCO

                                          By: _________________________________
                                          Title: ______________________________

                                          SENIOR DEBT PORTFOLIO

                                          By: Boston Management and Research,
                                             as Investment Advisor

                                          By: _________________________________
                                          Title: Vice President

                                          SENIOR HIGH INCOME PORTFOLIO, INC.

                                          By: _________________________________
                                          Title: ______________________________

                                          T. ROWE PRICE HIGH YIELD FUND INC.

                                          By: _________________________________
                                          Title: ______________________________

                                          VAN KAMPEN AMERICAN CAPITAL PRIME
                                           RATE INCOME TRUST

                                          By: _________________________________
                                          Title: Vice President